EXHIBIT 10.8

                                               This instrument is intended
                                               to be recorded in Philadelphia
                                               County, Pennsylvania

RETURN TO:

Sidley & Austin
875 Third Avenue
New York, New York 10022
Attn:  Robert L. Boyd, Esq.


                          OPEN-END LEASEHOLD MORTGAGE,
                              ASSIGNMENT OF LEASES
                               AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

         THIS OPEN-END LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as the same may be amended, restated, extended, supplemented or otherwise modified from time to time, this "Mortgage"), is made as of the 15th day of December, 2000, by 1600 MARKET STREET PROPERTY TRUST, a Maryland real estate investment trust, having its principal place of business c/o HRPT Properties Trust, 400 Centre Street, Newton, Massachusetts 02458-2076 ("Mortgagor"), to and for the benefit of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having its place of business at 100 Church Street, 18th Floor, New York, New York 10080 (together with its successors and assigns, the "Mortgagee"). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Loan Agreement (hereinafter defined).

         This Mortgage is an open-end mortgage as set forth in 42 Pa. C.S.A.ss.8143 and secures future advances.

                              W I T N E S S E T H:

         To secure the payment of a loan (the "Loan") in the original principal sum of TWO HUNDRED SIXTY MILLION AND NO/100 DOLLARS ($260,000,000), lawful money of the United States of America, being made from Mortgagee to Mortgagor and other Borrowers (as defined on Exhibit B attached hereto) on the date hereof pursuant to the terms and conditions of a certain Loan and Security Agreement, dated as of the date hereof (as amended or modified, the "Loan Agreement"), among Mortgagor, the other Borrowers and Mortgagee, which Loan is evidenced by and is to be paid with interest according to a certain Promissory Note, dated as of the date hereof (as amended, modified, renewed or restated and together with any substitutes or replacements therefor, the "Note"), made by Mortgagor and the other Borrowers to Mortgagee and all other sums due hereunder, or otherwise due under the Loan Documents (as defined in the

Loan Agreement) (the principal amount of the Loan, together with interest thereon and all sums due hereunder and under the Loan Agreement, the Note and the other Loan Documents being collectively called the "Debt"), and all of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Debt) made or undertaken by Mortgagor or any other person or entity to Mortgagee or others as set forth in the Loan Documents (collectively, the "Obligations"), Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee all of Mortgagor's leasehold interest in, to and under the Ground Lease (as hereinafter defined) covering the real property described on Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

         TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Ground Lease, the Premises, the Improvements together with the following property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Mortgaged Property"):

               (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, courtesy and rights of courtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

               (b) all machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code") superior in lien to the lien of this Mortgage;

               (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain or condemnation (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

               (d) all leases, tenancies, licenses, subleases, assignments and/or other rental or occupancy agreements (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (collectively, the "Leases") and all rents, rent equivalents (including room revenues, if applicable), moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Mortgagor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements (the "Rents"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

               (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property or any part thereof;

               (f) the right, following an Event of Default, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property or any part thereof;

               (g) all accounts, escrows, reserves, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all books, records, plans, specifications, designs, drawings, permits, consents, licenses, franchises, management agreements, contracts, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Mortgaged Property), approvals, actions, refunds or real estate taxes and assessments (and any other governmental impositions related to the Mortgaged Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Mortgaged Property, or the use, operation, management, improvement, alteration, repair, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon;

               (h) any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Debt and the performance of Mortgagor's obligations under the Loan Documents, including (without limitation) the Impositions and Insurance Reserve, the Replacement Reserve, the Hazardous Materials Remediation Reserve, the Loss Proceeds Account, the Deposit Accounts, the Central Account and the Sub-Accounts thereof (each as defined in the Cash Management Agreement, dated as of the date hereof (as amended or modified the "Cash Management Agreement"), by and between Mortgagor, Mortgagee, First Union National Bank, and REIT Management & Research, Inc. ("Manager")), and any other escrows or reserves set forth in the Loan Documents;

               (i) all accounts receivable, contract rights, interests, estate or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Mortgaged Property or any part thereof; and

               (j) all rights which Mortgagor now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and disbursements) relating to the Mortgaged Property or any part thereof.

         TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

         AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

         1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Mortgagor shall pay the Debt at the time and in the manner provided in the Note, the Loan Agreement and in this Mortgage. Mortgagor will duly and punctually perform all of the covenants, conditions and agreements contained in the Note, the Loan Agreement, this Mortgage and the other Loan Documents all of which covenants, conditions and agreements are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

         2. Warranty of Title. Mortgagor warrants that Mortgagor has a good, marketable and insurable leasehold interest in the Mortgaged Property and has the right to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses a leasehold estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for the Permitted Encumbrances. Mortgagor represents and warrants that none of the

Permitted Encumbrances will materially and adversely affect (i) Mortgagor's ability to pay in full in a timely manner its obligations, including, without limitation, the Debt, (ii) the use of the Mortgaged Property for the use currently being made thereof, (iii) the operation of the Mortgaged Property, or
(iv) the value of the Mortgaged Property. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

         3. Insurance. (a) Mortgagor, at its sole cost and expense, shall maintain or cause to be maintained insurance with respect to the Mortgaged
Property  for the mutual  benefit of  Mortgagor  and  Mortgagee  as  required by
Section 5.4 of the Loan Agreement.

               (b) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (an "Insured Casualty"), Mortgagor shall give immediate notice thereof to Mortgagee and to the insurance carrier. Subject to the terms of the Loan Agreement, Mortgagor shall promptly repair, replace or rebuild the Mortgaged Property in accordance with, and all amounts paid with respect to such Insured Casualty under all insurance policies maintained by Mortgagor shall be governed by, the terms and conditions of
Section 5.5 of the Loan Agreement. The expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall become part of the Debt and shall be secured hereby and shall be reimbursed by Mortgagor to Mortgagee upon demand.

         4. Payment of Impositions and Other Charges. Subject to Mortgagor's right to contest set forth in Section 5.3(B) of the Loan Agreement and the provisions of Section 5 below, and pursuant to the provisions of the Cash Management Agreement, Mortgagor shall cause to be paid all Impositions now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof as the same become due and payable. Mortgagor shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Impositions prior to the date the same shall become delinquent (provided, however, that Mortgagor shall not be required to furnish such receipts for payment of Impositions in the event that such Impositions have been paid by Mortgagee pursuant to Section 5 hereof).

         5. Impositions and Insurance Reserve. Mortgagor shall make monthly deposits into the Impositions and Insurance Reserve of amounts sufficient to pay Impositions and Insurance Premiums (if and to the extent Insurance Premiums are required to be escrowed under the Loan Agreement) in accordance with the terms of Section 6.3 of the Loan Agreement and the Cash Management Agreement.

         6. Condemnation. (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Mortgaged Property or any portion thereof and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Subject to the terms of Section 6(b) below, Mortgagee is hereby irrevocably appointed as Mortgagor's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Mortgage. Notwithstanding any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt in accordance with the terms hereof. In accordance with the terms hereof, Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable; such application to be without any Prepayment Consideration (as defined in the Note), provided that such payment is made within one hundred twenty (120) days following the date of receipt of such condemnation award except that if an Event of Default has occurred and is continuing, then such application shall be subject to the Prepayment Consideration computed in accordance with the Note. If the Mortgaged Property is sold following an Event of Default, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

               (b) Notwithstanding the foregoing, Mortgagee shall not exercise the foregoing rights and Mortgagor may prosecute any condemnation proceeding and settle or compromise and collect any claim involving an award and/or claim for damages of not more than the Restoration Threshold provided that: (i) no Event of Default shall have occurred and be continuing, (ii) in Mortgagee's sole good faith judgment, such condemnation or taking does not and will not materially restrict access to the Mortgaged Property or otherwise have a Material Adverse Effect, and the Mortgaged Property remaining after such condemnation or taking is capable of being restored to an economically viable whole of the same type which existed prior to the condemnation or taking and in compliance with all applicable laws, (iii) Mortgagor applies the proceeds of such award to any reconstruction or repair of the Mortgaged Property necessary as a result of such condemnation or taking, (iv) Mortgagor promptly commences and diligently prosecutes such reconstruction or repair to completion in accordance with all applicable laws and (v) at Mortgagee's request, such reconstruction or repair shall be performed under the supervision of an architect or engineer reasonably acceptable to Mortgagee and the plans and specifications for such work shall be subject to Mortgagee's reasonable approval. Mortgagor authorizes Mortgagee to apply such awards, payments, proceeds or damages, after the deduction of Mortgagee's reasonable expenses incurred in the collection of such amounts, at Mortgagee's option, to restoration or repair of the Mortgaged Property or to payment of the sums secured by this Mortgage, whether or not then due, in the order determined by Mortgagee, with the balance, if any, to Mortgagor. In the event that Mortgagee shall apply any such awards, payments, proceeds or damages to the indebtedness secured hereby pursuant to the foregoing sentence, no Prepayment Consideration or other prepayment premium or penalty shall be due and payable under the Note in connection therewith. Subject to the provisions of clauses (i) through (v) of this Section 6(b), Mortgagee shall not exercise Mortgagee's option to apply such awards or damages to payment of the sums secured by this Mortgage provided that each of the conditions

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

(as applicable) to the release of insurance proceeds for restoration or repair of the Mortgaged Property under Section 5.5 of the Loan Agreement have been satisfied with respect to such condemnation awards or damages. Any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder, under the Note or under any of the Loan Documents or change the amount of such installments. Mortgagor agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Mortgagee may reasonably require.

         7. Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be operated and maintained in a good and safe condition and repair and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Mortgagor shall not use, maintain or operate the Mortgaged Property in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. The Improvements and the Equipment shall not be removed or demolished and no Material Alterations shall be made thereto (except for normal replacement or disposal of the Equipment and except as otherwise expressly permitted in the Loan Agreement) without the consent of Mortgagee, which consent shall not be unreasonably withheld, delayed or conditioned. Mortgagor shall promptly comply in all material respects with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof.

         8. Use of Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof, nor shall Mortgagor initiate, join in, acquiesce in, or consent to any zoning change or zoning matter affecting the Mortgaged Property, which in any of the foregoing cases could reasonably be expected to result in a Material Adverse Effect. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagor shall not permit or suffer to occur any waste on or to the Mortgaged Property or to any portion thereof and shall not take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of management. Mortgagor will not install or permit to be installed on the Premises any underground storage tank or above-ground storage tank in violation of the Environmental Laws.

         9. Transfer or Encumbrance of the Mortgaged Property. (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Except as expressly permitted under this Mortgage, the Loan Agreement or under the other Loan Documents, Mortgagor shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (other than Permitted Encumbrances)

(collectively, "Transfers") of (i) all or any part of the Mortgaged Property or any interest therein, or (ii) any direct or indirect beneficial ownership interest (in whole or in part) in Mortgagor, irrespective of the number of tiers of ownership, without the prior written consent of Mortgagee.

               (b) Notwithstanding the foregoing, Mortgagor may, without the consent of Mortgagee, (i) make immaterial transfers of portions of the Mortgaged Property to any federal, state or local government or any political subdivision thereof (collectively, "Governmental Authorities") for dedication or public use (subject to the provisions of Section 6 hereof) and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone, cellular, cable, internet and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such transfer or conveyance set forth in the foregoing clauses (i) and (ii) shall have a Material Adverse Effect; provided, however, that Mortgagor shall give Mortgagee at least ten (10) days' prior written notice of any such transfer or conveyance describing same in reasonable detail and certifying that such transfer or conveyance satisfies the foregoing conditions.

               (c) The occurrence of any Transfer in violation of this Section 9 shall constitute an Event of Default hereunder, whereupon Mortgagee at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, may declare the Debt immediately due and payable.

               (d) Mortgagee's consent to any Transfer of the Mortgaged Property or any interest in Mortgagor shall not be deemed to be a waiver of Mortgagee's right to require such consent to any future occurrence of same. Any attempted or purported Transfer of the Mortgaged Property or of any direct or indirect interest in Mortgagor, if made in contravention of this Section 9, shall be null and void and of no force and effect.

         10. Taxes on Security; Documentary Stamps; Intangibles Tax. (a) Mortgagor shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note, this Mortgage or the liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Mortgagee. If there shall be enacted any law (i) deducting the Loan from the value of the Mortgaged Property for the purpose of taxation, (ii) affecting any lien on the Mortgaged Property, or (iii) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Mortgagor shall promptly pay to Mortgagee, on demand, all taxes, costs and charges for which Mortgagee is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Mortgagee may declare all amounts owing under the Loan Documents to be immediately due and payable. No Prepayment Consideration shall be imposed on any such payment.

               (b) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any. Mortgagor hereby agrees that, in the event that it is determined that additional documentary stamp tax or intangible tax is due hereon or any mortgage or promissory note executed in connection herewith (including, without limitation, the Note), Mortgagor shall indemnify and hold harmless Mortgagee for all such documentary stamp tax and/or intangible tax, including all penalties and interest assessed or charged in connection therewith. Mortgagor shall pay same within ten (10) days after demand of payment from Mortgagee and the payment of such sums shall be secured by this Mortgage and such sums shall bear interest at the Default Rate (as defined in the Note) from and after the eleventh (11th) day after demand until paid in full.

               (c) Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

         11. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Impositions assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable. No Prepayment Consideration shall be imposed on any such payment.

         12. Performance of Other Agreements. Mortgagor shall duly and punctually observe and perform each and every material term, provision, condition, and covenant to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Encumbrances) affecting or pertaining to the Mortgaged Property, and will not suffer or permit any default or event of default (after giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

         13. Further Acts; Secondary Market Transactions. (a) Mortgagor will, at its sole cost and expense, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and, upon Mortgagor's failure to do so within five (5) Business Days after Mortgagee's request therefor, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Upon foreclosure or the appointment of a receiver, Mortgagor will, at its sole cost and expense, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this Section.

               (b) Subject to the terms and conditions set forth in the Loan Agreement, Mortgagee shall have the right to engage in one or more Secondary Market Transactions and, in connection therewith, Mortgagee may transfer its obligations under this Mortgage, the Note, the Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations), and thereafter Mortgagee shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest.

         14. Recording of Mortgage, Etc. Upon the execution and delivery of this Mortgage and thereafter, from time to time, Mortgagor will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do.

         15. Reporting Requirements. Mortgagor agrees to give prompt notice to Mortgagee of the insolvency or bankruptcy filing of Mortgagor or the death, insolvency or bankruptcy filing of any Guarantor.

         16. Intentionally Deleted.

         17. Remedies. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at Mortgagee's option, by Mortgagee itself, or otherwise, do any one or more of the following:

               (a) Right to Perform Mortgagor's Covenants. If Mortgagor has failed to keep or perform any covenant whatsoever contained in this Mortgage or the other Loan Documents, Mortgagee may, but shall not be obligated to do so, perform or attempt to perform said covenant; and any payment made or expense incurred in the performance or attempted performance of any such covenant, together with any sum expended by Mortgagee that is chargeable to Mortgagor or subject to reimbursement by Mortgagor under the Loan Documents, shall be and become a part of the Debt, and Mortgagor promises, upon demand, to pay to Mortgagee, at the place where the Note is payable, all sums so incurred, paid or expended by Mortgagee, with interest from the date when paid, incurred or expended by Mortgagee at the Default Rate (as defined in the Note).

               (b) Right of Entry. Mortgagee may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including, without limitation, the right to rent the same for the account of Mortgagor and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Mortgagee in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Debt in such manner as Mortgagee may elect. All such costs, expenses, and liabilities incurred by Mortgagee in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Mortgagor and shall bear interest from the date of expenditure until paid at the Default Rate as specified in the Note, all of which shall constitute a portion of the Debt. If Mortgagee elects to enter the Mortgaged Property as provided for herein, Mortgagee may invoke any and all legal remedies to dispossess Mortgagor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by the Mortgagee pursuant to this subsection, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of the Mortgagee in managing the Mortgaged Property unless such loss is caused by the willful misconduct or gross negligence of Mortgagee, its agents, employees or officers, nor shall Mortgagee be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Mortgagor shall and does hereby agree to indemnify, defend and hold harmless the Indemnified Parties (as defined in Section 23 below) from and against, any and all liability, claim, demand, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) which may or might be suffered or incurred by any Indemnified Party under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder, or by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any such Lease as and to the extent provided under Section 23 below. Nothing in this subsection shall impose any duty, obligation, or responsibility upon any Indemnified Party for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease prior to the transfer of title to the Mortgaged Property to any Indemnified Party by foreclosure, deed-in-lieu thereof, exercise of power of sale or otherwise. Mortgagor hereby assents to, ratifies, and confirms any and all actions of the Mortgagee with respect to the Mortgaged Property taken under this subsection.

               (c) Right to Accelerate. Mortgagee may, without notice or demand, declare the entire unpaid balance of the Debt immediately due and payable.

               (d) Foreclosure-Power of Sale. Mortgagee may from time to time institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Mortgaged Property under the power of sale contained herein or under any applicable provision of law. Mortgagee may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Mortgagor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Mortgaged Property.

               (e) Rights Pertaining to Sales. Subject to the requirements of applicable law and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Mortgaged Property under or by virtue of Subsection (d) above, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

                           (i) Mortgagee may conduct any number of sales from time to time. The power of sale set forth above shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Mortgagee's opinion, until the Debt shall have been paid in full.

                           (ii) Any sale may be postponed or adjourned by public
                  announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

                           (iii) After each sale, Mortgagee or an officer of any
                  court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Mortgagor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as specified in the Loan Agreement. Mortgagee is hereby appointed the true and lawful attorney-in-fact of Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or such purchaser or purchasers all such instruments as may be advisable, in Mortgagee's judgment, for the purposes as may be designated in such request.

                           (iv) Any and all statements of fact or other recitals
                  made  in any  of the  instruments  referred  to in  Subsection
                  (e)(iii) above given by Mortgagee shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited.

                           (v) Any such sale or sales  shall  operate  to divest
                  all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Mortgagor to the fullest extent permitted by applicable law.

                           (vi) Upon any such sale or sales,  Mortgagee  may bid
                  for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make a settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, and any other sums which Mortgagee is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

                           (vii) Upon any such sale,  it shall not be  necessary
                  for Mortgagee or any public officer acting under execution or order of court to have present or constructively in its possession any of the Mortgaged Property.

               (f) Mortgagee's Judicial Remedies. Mortgagee may proceed by suit or suits, at law or in equity, to enforce the payment of the Debt to foreclose the liens and security interests of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Mortgagee under this Mortgage or the other Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Mortgagee.

               (g) Mortgagee's Right to Appointment of Receiver. Mortgagee, as a matter of right and (i) without regard to the sufficiency of the security for repayment of the Debt and without notice to Mortgagor, (ii) without any showing of insolvency, fraud, or mismanagement on the part of Mortgagor, (iii) without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, and (iv) without regard to the then value of the Mortgaged Property, shall be entitled to the appointment of a receiver or receivers for the protection, possession, control, management and operation of the Mortgaged Property, including (without limitation), the power to collect the Rents, enforce this Mortgage and, in case of a sale and deficiency, during the full statutory period of redemption (if any), whether there be a redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collection of such Rents. Mortgagor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

               (h) Mortgagee's Uniform Commercial Code Remedies. Mortgagee may exercise its rights of enforcement under the Uniform Commercial Code in effect in the state in which the Mortgaged Property is located.

               (i) Other Rights. Mortgagee (i) may surrender the insurance policies maintained pursuant to the Loan Agreement or any part thereof, and upon receipt of the proceeds shall apply the unearned Insurance Premiums as a credit on the Debt, and, in connection therewith, Mortgagor hereby appoints Mortgagee as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Mortgagor to collect such Insurance Premiums; (ii) may apply the Impositions and Insurance Reserve and/or any other Reserves held pursuant to this Mortgage or the other Loan Documents, and any other funds held by Mortgagee toward payment of the Debt; and (iii) shall have and may exercise any and all other rights and remedies which Mortgagee may have at law or in equity, or by virtue of any of the Loan Documents, or otherwise.

               (j) Discontinuance of Remedies. If Mortgagee shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Debt, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

               (k) Remedies Cumulative. All rights, remedies, and recourses of Mortgagee granted in the Note, this Mortgage and the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative; (ii) may be pursued separately, successively, or concurrently against Mortgagor, the Mortgaged Property, or any one or more of them, at such time and in such order as Mortgagee may determine in its sole discretion; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Mortgagor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive of any other right, power or remedy which Mortgagee may have against Mortgagor pursuant to this Mortgage, the Loan
Agreement or the other Loan Documents, or otherwise available at law or in equity; (v) shall not be conditioned upon Mortgagee exercising or pursuing any remedy in relation to the Mortgaged Property prior to Mortgagee bringing suit to recover the Debt; and (vi) in the event Mortgagee elects to bring suit on the Debt and obtains a judgment against Mortgagor prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Mortgage, shall remain in full force and effect and may be exercised thereafter at Mortgagee's option.

               (l) Election of Remedies. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Mortgage or the other Loan Documents or affecting the obligations of Mortgagor or any other party to pay the Debt. For payment of the Debt, Mortgagee may resort to any collateral securing the payment of the Debt in such order and manner as Mortgagee may elect. No collateral taken by Mortgagee shall in any manner impair or affect the lien or security interests given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

               (m) Bankruptcy Acknowledgment. If the Mortgaged Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, or in the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Mortgagor then Mortgagee shall immediately become entitled, in addition to all other relief to which Mortgagee may be entitled under this Mortgage, to obtain (i) an order from any bankruptcy court or other appropriate court granting immediate relief from the automatic stay pursuant to ss. 362 of the Bankruptcy Code so as to permit Mortgagee to pursue its rights and remedies against Mortgagor as provided under this Mortgage and all other rights and remedies of Mortgagee at law and in equity under applicable state law, and (ii) an order from the Bankruptcy Court prohibiting Mortgagor's use of all "cash collateral" as defined under ss. 363 of the Bankruptcy Code. Mortgagor shall not assert or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage, or any other rights that Mortgagee has, whether now or hereafter acquired, against any guarantor of the Debt. Mortgagor shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss. 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage against any guarantor of the Debt. Any bankruptcy petition or other action taken by the Mortgagor to stay, condition, or inhibit Mortgagee from exercising its remedies are hereby admitted by Mortgagor to be in bad faith and Mortgagor further admits that Mortgagee would have just cause for relief from the automatic stay in order to take such actions authorized under state law.

               (n) Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Mortgage, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Mortgagee from the Mortgaged Property or the Impositions and Insurance Reserve or other Reserves under the Cash Management Agreement or sums received pursuant to Section 6 hereof, or proceeds from insurance which Mortgagee elects to apply to the Debt pursuant to Section 3 hereof, shall be applied by Mortgagee to the Debt in such order, priority and proportions as Mortgagee in its sole discretion shall determine.

               (o) Cross-Collateralization. The mortgages and deeds of trust (other than this Mortgage) listed on Exhibit B attached hereto and made a part hereof, as any of same may be amended, modified or supplemented from time to time, are collectively referred to for purposes of this Section 17(o) as the "Other Mortgages." This Mortgage, as it may be amended, modified or supplemented from time to time, together with the Other Mortgages, are collectively referred to for purposes of this Section 17(o) as the "Mortgages." The Obligations are secured by, among other things, the Mortgages, which encumber real and personal property in the States of California, Pennsylvania, Texas and the District of Columbia, as more particularly described in each of the Mortgages. The Obligations may be accelerated as provided in the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at its option, accelerate the Obligations and foreclose upon any one or more of the Mortgages or resort to any one or more of its other rights and remedies under any or all of the Mortgages and the other Loan Documents. Except as otherwise provided herein, all of the real and personal property conveyed and/or mortgaged by the Mortgages are security for the Obligations without allocation of any one or more of the parcels or portions thereof to any portion of the Obligations. Mortgagee may allocate the proceeds that it receives upon the exercise of its rights and remedies, including foreclosure, to payment of the Obligations as Mortgagee in its sole discretion may determine to be advisable pursuant to the terms of the Loan Documents.
Mortgagee may proceed, at the same or different times, to foreclose the Mortgages or any one or more of them, by any proceedings appropriate in the state where any of the real property encumbered by one or more of the Mortgages lies, including private sale if permitted, and no event of enforcement taking place in any state, including without limiting the generality of the foregoing, any pending foreclosure, judgment or decree of foreclosure, foreclosure sale, rents received, possession taken, deficiency judgment or decrees, or judgment taken on the Obligations, shall in any way stay, preclude or bar enforcement of the Mortgages or any of them in any other state, and Mortgagee may pursue any or all of its remedies to the maximum extent permitted by applicable law pursuant to the terms of the Loan Documents until all of the Obligations and all other obligations now or hereafter secured by any or all of the Mortgages have been paid or discharged in full. Additionally, and without limitation of any other provision of this Mortgage, if this Mortgage is foreclosed and the Mortgaged Property (or any part thereof) is sold pursuant to foreclosure or other proceedings, and if the proceeds of such sale (after application of such proceeds as provided in this Mortgage and the other Loan Documents) are not sufficient to pay the total sum of the Obligations then outstanding and any other amounts provided for by applicable law (the "Balance Owed"), then, to the extent permitted by law, the Obligations shall not be satisfied to the extent of the Balance Owed, but such Obligations shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Mortgages. Subject to the requirements of applicable law, if Mortgagee shall acquire the Mortgaged Property as a result of any foreclosure or other sale (whether by bidding all or any portion of the Obligations or otherwise), the proceeds of such sale, to the extent permitted by law, shall not be deemed to include (and Mortgagor shall not be entitled to any benefit or credit on account of) proceeds of any subsequent sale of the Mortgaged Property by Mortgagee. Without limitation of any other provision hereof, Mortgagor further agrees that if any of the Other Mortgages are foreclosed and sale is made of any of the property subject to any Other Mortgages, and if the proceeds of such sale (after application of such proceeds as provided for herein and after deducting all accrued and general and special taxes and assessments) are not sufficient to pay the Obligations and any other amounts provided for by applicable law, then, to the extent permitted by law, the Obligations then outstanding shall not be satisfied to the extent of the Balance Owed, but such Obligations shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Mortgages existing immediately prior to any such foreclosure, except such Mortgages foreclosed upon. No release of personal liability of any Person whatsoever and no release of any portion of the property now or hereafter subject to the lien of any of the Mortgages shall have any effect whatsoever by way of impairment or disturbance of the lien or priority of any other of the Mortgages or the unreleased properties encumbered by any of the Mortgages, to the extent permitted by law. Any foreclosure or other appropriate remedy brought in any of the states aforesaid may be brought and prosecuted as to any part of the security, wherever located, without regard to the fact that foreclosure proceedings or other remedies have or have not been instituted elsewhere on any other property subject to the lien of the Mortgages. Neither Mortgagor nor any Person claiming by, through or under Mortgagor shall have any right to marshal the assets, all such rights being hereby expressly waived as to Mortgagor and all Persons claiming by, through or under Mortgagor, including, without limitation, junior lienors. Each of Mortgagor and all endorsers, guarantors and sureties of the Obligations, hereby waives any and all rights arising because of payment or performance by Mortgagor of any Obligations (a) against any Person by way of subrogation of the rights of Mortgagee or (b) against any Person obligated to pay or perform the Obligations or other obligations secured by the Other Mortgages by way of contribution, reimbursement or otherwise.

               (p) Confession of Judgment.

                              (i)  MORTGAGEE   MAY  HAVE  JUDGMENT   ENTERED  BY
               CONFESSION PURSUANT TO ANY POWER TO CONFESS JUDGMENT CONTAINED IN THIS MORTGAGE OR IN ANY OF THE LOAN DOCUMENTS.

                              (ii) MORTGAGOR HEREBY  AUTHORIZES AND EMPOWERS ANY
               ATTORNEY OR ATTORNEYS OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR MORTGAGOR AND, AS ATTORNEY FOR MORTGAGOR, TO CONFESS JUDGMENT IN EJECTMENT AGAINST MORTGAGOR (AND, AT THE ELECTION OF SAID ATTORNEY OR ATTORNEYS, AGAINST ANY PERSON CLAIMING UNDER, BY OR THROUGH MORTGAGOR, SUBJECT TO THE RIGHTS OF TENANTS UNDER LEASES EXISTING ON THE DATE HEREOF (PROVIDED THAT SUCH LEASES ARE EXPRESSLY IDENTIFIED AS PERMITTED ENCUMBRANCES) OR SUBSEQUENTLY ENTERED INTO WITH MORTGAGEE'S PRIOR WRITTEN CONSENT, AND FURTHER SUBJECT TO NON-DISTURBANCE AGREEMENTS ENTERED INTO BETWEEN MORTGAGEE AND ANY SUCH TENANT) IN FAVOR OF MORTGAGEE FOR THE POSSESSION OF THE MORTGAGED PROPERTY OF MORTGAGOR OR, AT THE ELECTION OF SAID ATTORNEY OR ATTORNEYS, ANY PORTION OR PORTIONS OF SUCH MORTGAGED PROPERTY. THE FOREGOING AUTHORITY TO CONFESS JUDGMENT IS GRANTED INDEPENDENTLY BY MORTGAGOR, AND SHALL BE EXERCISABLE AGAINST MORTGAGOR, AND THE EXERCISE AGAINST MORTGAGOR SHALL NOT EXHAUST THE EXERCISE THEREOF AGAINST MORTGAGOR, BUT SHALL CONTINUE UNTIL MORTGAGEE

               IS FULLY AND FINALLY VESTED WITH POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGOR EXPRESSLY AGREES THAT ANY JUDGMENT ENTERED AGAINST IT PURSUANT TO THE FOREGOING AUTHORITY SHALL BE FINAL WITH RESPECT TO MORTGAGOR AND RELEASES TO MORTGAGEE, AND TO ANY ATTORNEY APPEARING FOR MORTGAGEE, ALL ERRORS IN SAID PROCEEDINGS AND ALL LIABILITY THEREFOR. UPON CONFESSION OF JUDGMENT IN EJECTMENT PURSUANT TO THE FOREGOING AUTHORITY, A WRIT OF POSSESSION (OR LIKE WRIT APPROPRIATE UNDER THEN APPLICABLE LAW) MAY ISSUE FORTHWITH WITHOUT ANY PRIOR PROCEEDINGS AND MAY INCLUDE THE COSTS OF MORTGAGEE. JUDGMENT MAY BE ENTERED PURSUANT TO THE FOREGOING AUTHORITY ON THE BASIS OF ANY AFFIDAVIT MADE ON MORTGAGEE'S BEHALF AND SETTING FORTH THE RELEVANT FACTS, AND IF A TRUE COPY OF THIS MORTGAGE IS FILED IN ANY ACTION FOR SUCH JUDGMENT, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS MORTGAGE. MORTGAGEE MAY CONFESS JUDGMENT IN EJECTMENT BEFORE OR
               AFTER: (A) THE INSTITUTION OF FORECLOSURE PROCEEDINGS UNDER THIS MORTGAGE, (B) THE ENTRY OF JUDGMENT HEREUNDER OR UNDER ANY NOTE OR OTHER LOAN DOCUMENT, OR (C) A SHERIFF'S SALE OF THE MORTGAGED PROPERTY.

         18. Security Agreement. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged
Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this Section 18 the "Collateral"). Mortgagor hereby agrees to execute and deliver to Mortgagee, in form and substance reasonably satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may from time to time reasonably consider necessary to create, perfect, and preserve Mortgagee's security interest herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code as to all or any part of the Mortgaged Property which now or hereafter constitute "fixtures" under the Uniform Commercial Code. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of

Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the
Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. In the event of any change in name, identity or structure of any Mortgagor, such Mortgagor shall notify Mortgagee thereof and promptly after Mortgagee's request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Mortgagee's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Mortgagee shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Mortgagor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Mortgagor's obligations under the Note, this Mortgage and the other Loan Documents. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest upon Mortgagor's failure to do so within five (5) Business Days after request by Mortgagee, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as Mortgagor's attorney-in-fact, in connection with the Collateral covered by this Mortgage. Notwithstanding the foregoing, Mortgagor shall appear and defend in any action or proceeding which affects or purports to affect the Mortgaged Property and any interest or right therein, whether such proceeding affects title or any other rights in the Mortgaged Property (and in conjunction therewith, Mortgagor shall fully cooperate with Mortgagee in the event Mortgagee is a party to such action or proceeding).

         19. Actions and Proceedings. Upon the occurrence and during the continuance of an Event of Default, Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         20. Waiver of Setoff and Counterclaim, Marshalling, Statute of Limitations, Automatic or Supplemental Stay, Etc. (a) All amounts due under this Mortgage, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Mortgagor hereby waives the right to assert a setoff, counterclaim or deduction in any action or proceeding in which Mortgagee is a participant, or arising out of or in any way connected with this Mortgage, the Note, any of the other Loan Documents, or the Debt.

               (b) Mortgagor hereby expressly, irrevocably, and unconditionally waives and releases, to the extent permitted by law (i) the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling, sale in the inverse order of alienation, or any other right to direct in any manner the order or sale of any of the Mortgaged Property in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein; (ii) any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law; and (iii) all benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment. Mortgagee shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations.

               (c) To the extent permitted by applicable law, Mortgagee's rights hereunder shall continue even to the extent that a suit for collection of the Debt, or part thereof, is barred by a statute of limitations. Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt.

         21. Recovery of Sums Required to Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         22. Handicapped Access. (a) Mortgagor agrees that the Mortgaged Property shall at all times comply in all material respects with applicable requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "Access Laws").

               (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws but only to the extent that such complaints, proceedings or investigations, if adversely determined, could have a Material Adverse Effect.

         23. Indemnification; Limitation of Liability. In addition to the payment of expenses as required elsewhere herein and in the other Loan
Documents, Mortgagor agrees to indemnify, defend, protect, pay and hold Mortgagee, its successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any

Securitization backed in whole or in part by the Loan and any other person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, and Affiliates of Mortgagee and such successors and assigns (collectively, the "Indemnified Parties") harmless from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, the "Indemnified Claims"), imposed upon or incurred by or asserted against any Indemnified Party by reason of any of the following (to the extent that insurance proceeds paid to the applicable Indemnified Party on account of the following shall be inadequate): (i) ownership of the Mortgage, the Mortgaged Property or any interest therein or receipt of any rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (v) any failure of the Premises or the Improvements to comply with any applicable law, statute, code, ordinance, rule or regulation; (vi) any default by Mortgagor under this Mortgage, the Loan Agreement or any other Loan Documents; (vii) any actions taken by any Indemnified Party in the enforcement of this Mortgage and the other Loan Documents in accordance with their respective terms; (viii) any failure to act on the part of any Indemnified Party hereunder; (ix) the payment or nonpayment of any brokerage commissions to any party in connection with the transaction contemplated hereby; and (x) the failure of Mortgagor to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Agreement is made. Notwithstanding the foregoing, Mortgagor shall not be liable for any Indemnified Claims arising
(A) from the gross negligence or willful  misconduct of any Indemnified Party or
(B) under clauses (i) - (v) above to the extent the facts, events or circumstances giving rise to such Indemnified Claim arise after the date that any Indemnified Party takes title to the Mortgaged Property by foreclosure, deed-in-lieu thereof, the exercise of any power of sale or otherwise. Any amounts payable to an Indemnified Party by reason of the application of this Section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by such Indemnified Party until paid.

         24. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the intended recipient at its address set forth in the Loan Agreement, and shall be made and deemed given in accordance with the terms of the Loan Agreement. All notices to Mortgagee pursuant to 42 Pa. C.S.A.ss. 8143 shall be given as follows:

                  c/o Merrill Lynch & Co.
                  100 Church Street
                  18th Floor
                  New York, New York 10080
                  Attn:  Andrea Balkan

                  With a copy to:

                  Sidley & Austin
                  875 Third Avenue
                  New York, New York 10022
                  Attn:  Robert L. Boyd, Esq.

         25. Authority. (a) Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed; and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

         26. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

         27. Remedies of Mortgagor. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

         28. Sole Discretion of Mortgagee. Whenever pursuant to this Mortgage or the other Loan Documents, Mortgagee exercises any right given to it to consent, approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to consent, approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein. Notwithstanding anything to the contrary contained herein, it shall be understood and agreed that any such consent, approval, or disapproval may be conditioned, among other things, upon Mortgagee obtaining confirmation by the Rating Agencies that the action or other matter subject to Mortgagee's consent, approval, or disapproval shall not adversely affect the rating of any securities issued or to be issued in connection with any Secondary Market Transaction, notwithstanding that such condition may not be expressly set forth in the provision or provisions of the Loan Documents which require that Mortgagee's consent be obtained.

         29. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor or Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage, or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclosure this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         30. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. Subject to the provisions hereof requiring Mortgagee's consent to any transfer of the Mortgaged Property, this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

         31. Inapplicable Provisions. If any term, covenant or condition of this Mortgage is held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

         32. Headings, Etc. The headings and captions of various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         33. Counterparts. This Mortgage may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

         34. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Debt" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein and the words "attorneys' fees" shall include any and all reasonable attorneys' fees, paralegal and law clerk fees, including, but not limited to, fees at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Mortgaged Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         35. Homestead. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Debt, or any part hereof.

         36. Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage and the other Loan Documents without limitation, including, without limitation, the right to assign or transfer its rights to a servicing agent. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage and the other Loan Documents. Mortgagee agrees to provide Mortgagor with notice of any such assignment, and in no event shall Mortgagor's monetary obligations hereunder and under the other Loan Documents be increased as a result of such assignment (except in accordance with Section 10.2 of the Loan Agreement); provided, however, that Mortgagor's consent shall not be required in connection with any such assignment and no delay or failure by Mortgagee to provide such notice shall limit the effectiveness of such assignment.

         37. Survival of Obligations; Survival of Warranties and Representations. Each and all of the covenants, obligations, representations and warranties of Mortgagor shall survive the execution and delivery of the Loan Documents and the transfer or assignment of this Mortgage (including, without limitation, any transfer of the Mortgage by Mortgagee of any of its rights, title and interest in and to the Mortgaged Property to any party, whether or not affiliated with Mortgagee).

         38. Covenants Running with the Land. All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Loan Documents are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Mortgagee.

         39. Governing Law; Jurisdiction. THIS MORTGAGE WAS NEGOTIATED IN THE STATE OF NEW YORK AND WAS MADE BY MORTGAGOR AND ACCEPTED BY MORTGAGEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION, AND IN ALL RESPECTS INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS MORTGAGE AND THE OBLIGATIONS

ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED.

         40. Time of Essence. Time is of the essence as to all of the terms, covenants and condition of this Mortgage and the other Loan Documents.

         41. No Third-Party Beneficiaries. The provisions of this Mortgage and the other Loan Documents are for the benefit of Mortgagor and Mortgagee and shall not inure to the benefit of any third party (other than any successor or assignee of Mortgagee or permitted assignee of Mortgagor). This Mortgage and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Mortgagee or any of its officers, directors, agents or employees in favor of any party other than Mortgagor including but not limited to any claims to any sums held in the Impositions and Insurance Reserve or any other Reserve.

         42. Relationship of Parties. The relationship of Mortgagee and Mortgagor is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with the Mortgagor, and no term or condition of any of the Loan Documents shall be construed to be other than that of debtor and creditor. Mortgagor represents and acknowledges that neither the Loan Documents nor any course of dealing between the parties creates any partnership or joint venture between Mortgagor and Mortgagee or any other person, nor does it provide for any shared appreciation rights or other equity participation interest.

         43. Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Mortgagor may not assign its rights or obligations hereunder except as expressly provided in Section 9 hereof or as permitted under the Loan Agreement.

         44. Investigations. Any and all representations, warranties, covenants and agreements made in this Mortgage (and/or in other Loan Documents) shall survive any investigation or inspection made by or on behalf of Mortgagee.

         45. Assignment of Leases and Rents. (a) Mortgagor acknowledges and confirms that it has executed and delivered to Mortgagee the Assignment of Leases intending that such instrument create a present, absolute assignment to Mortgagee of the Leases and Rents. Without limiting the intended benefits or the remedies provided under the Assignment of Leases, Mortgagor hereby assigns to Mortgagee, as further security for the Debt and the Obligations, the Leases and Rents. While any Event of Default exists, Mortgagee shall be entitled to exercise any or all of the remedies provided in the Assignment of Leases and in
Section 17 hereof, including, without limitation, the right to have a receiver appointed. If any conflict or inconsistency exists between the Assignment of the Leases and this Mortgage and the absolute assignment of the

Leases and the Rents in the Assignment of Leases, the terms of the Assignment of Leases shall control.

               (b) So long as any part of the Debt and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any lessee or any third party by purchase or otherwise.

         46. Waiver of Right to Trial by Jury. EACH OF MORTGAGOR AND MORTGAGEE HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF MORTGAGOR AND MORTGAGEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MORTGAGOR.

         47. Expenses and Attorneys' Fees. Mortgagor agrees to promptly pay all reasonable fees, costs and expenses incurred by Mortgagee in connection with any matters contemplated by or arising out of this Mortgage and the other Loan Documents, including, without limitation, reasonable fees, costs and expenses (including reasonable attorneys' fees and fees of other professionals retained by Mortgagee) incurred in any action to enforce this Mortgage or the other Loan Documents or to collect any payments due from Mortgagor under this Mortgage, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Mortgage incurred in connection with a "workout" or in connection with any insolvency or bankruptcy proceedings with respect to Mortgagor, and all such fees, costs and expenses shall be part of the Obligations, payable on demand.

         48. Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Mortgage, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Mortgagee and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Mortgagor in any case shall entitle Mortgagor to any other or further notice or demand in similar or other circumstances.

         49. Servicer. Mortgagee shall have the right at any time throughout the term of the Loan to designate or appoint one or more Servicers (as defined in the Loan Agreement) to administer this Mortgage and the other Loan Documents, and to change or replace any Servicer. All of Mortgagee's rights under this Mortgage and the other Loan Documents may be exercised by any such Servicer designated by Mortgagee. Any such Servicer shall be entitled to the benefit of all obligations of Mortgagor in favor of Mortgagee.

         50. Special State Provisions. This Mortgage is an "OPEN-END MORTGAGE" as set forth in 42 Pa. C.S.A. ss. 8143, and this Mortgage is given to secure Mortgagor's and the other Borrowers' obligations under, or in respect of, the Loan Documents, up to the principal amount of $260,000,000, and shall secure not only obligations with respect to presently existing indebtedness under the foregoing documents and agreements, but also any and all other indebtedness now owing or which may hereafter be owing by Mortgagor to Mortgagee, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to this Mortgage and the other Loan Documents, advances for the payment of taxes and assessments and municipal claims, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, or for any other permissible purpose, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The lien of this Mortgage shall be valid as to all indebtedness secured hereby, including future advances, from the time of its filing for record in the recorder's office of the county in which the Mortgaged Property is located; and the lien of all present and future advances shall relate back to the date of this Mortgage. This Mortgage is intended to and shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby, and Permitted Encumbrances existing on the date hereof.

         All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A.ss.8143 shall be given as set forth in Section 24 of this Mortgage.

         51. Limitation on Recourse. The obligations of Mortgagor hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

         52. Satisfaction of Mortgage. Upon payment of the Debt in full or upon satisfaction of the conditions to release of the Mortgaged Property from the Lien hereof pursuant to a partial defeasance in accordance with the terms of the Note and Section 11.4 of the Loan Agreement, Mortgagee, at Mortgagor's sole cost and upon Mortgagor's request, shall execute and deliver to Mortgagor a satisfaction or reconveyance of Mortgage, duly acknowledged and in recordable form, UCC-3 financing statements terminating any UCC-1 financing statements filed by Mortgagee relating to the Mortgaged Property, and such other documents or instruments as may be required to release the Lien of the Loan Documents from the Mortgaged Property.

         53. Ground Lease.

               (a) As used herein, the term "Ground Lease" shall mean that certain Ground Lease dated as of December __, 2000 between HUB Properties Trust, a Maryland real estate investment trust, as ground lessor (the "Ground Lessor"), and Mortgagor, as the ground lessee, which relates to the Premises and the
Improvements  and  any  modifications,   amendments,
extensions, renewals and restatements thereof that hereafter may be executed and approved in writing in advance by Mortgagee.

               (b)  Representations  and  Warranties   Regarding  Ground  Lease.
Mortgagor represents and warrants in favor of Mortgagee as follows:

                           (i) The Ground Lease contains the entire agreement of
                  Ground Lessor and Mortgagor pertaining to the Mortgaged Property. Mortgagor has no estate, right, or interest in or to the Mortgaged Property except under and pursuant to the Ground Lease. No modifications or amendments have occurred to the Ground Lease, and no such modifications or amendments are contemplated. Ground Lessor and Mortgagor have no agreements pertaining to any real property or improvements other than the agreements set forth in the Ground Lease.

                           (ii) To the knowledge of Mortgagor,  Ground Lessor is
                  the  exclusive  fee simple  owner of the  Mortgaged  Property, subject only to the Ground Lease and the Permitted Encumbrances, and Ground Lessor is the sole owner of the lessor's interest in the Ground Lease.

                           (iii) The Ground  Lease is in full force and  effect.
                  All conditions and contingencies to the effectiveness of the Ground Lease and the commencement of the regular term thereof (the "Ground Lease Term") have been satisfied. The Ground Lease Term has commenced, is in effect, and is scheduled to expire on October 31, 2030. There are no options to extend the Ground Lease Term except for two (2) options to extend the Term each for a period of 29 years, 11 months. There are no rights to terminate the Ground Lease other than Ground Lessor's right to terminate by reason of default or condemnation, in each case as expressly set forth in the Ground Lease. Mortgagor has no right to purchase any interest in the Mortgaged Property.

                           (iv) No  breach  or  default  or event  that with the
                  giving of notice or passage of time would constitute a breach or default of or under the Ground Lease (a "Ground Lease Default") exists or has occurred (A) as to Mortgagor's obligations under the Ground Lease, nor (B) to Mortgagor's knowledge, as to Ground Lessor's obligations under the Ground Lease. Mortgagor has not received any notice, communication, or information that a Ground Lease Default has occurred or exists, or that Ground Lessor or any third party alleges the same to have occurred or exist.

                           (v) Mortgagor is the exclusive  owner of the lessee's
                  interest under and pursuant to the Ground Lease. Mortgagor has not assigned, transferred, or encumbered its interest in, to, or under the Ground Lease, except in favor of Mortgagee pursuant to this Mortgage and the other Loan Documents, and also except for subleases as to which Mortgagor is the sublessor.

               (c) Grant of After-Acquired Interest. As security for all obligations secured by this Mortgage, Mortgagor hereby irrevocably grants, conveys, transfers and assigns to Mortgagee, with power of sale and right of entry and possession, all right, title, and interest in and to the Mortgaged Property that may hereafter be acquired by Mortgagor. Without limitation of the foregoing, if Mortgagor should acquire the fee estate in the Mortgaged Property or in any land or improvements comprising the same, or should acquire any interest or estate in the Mortgaged Property or any component thereof that Mortgagor does not presently hold, then this Mortgage shall encumber and constitute a lien upon any and all of such interest or estate, without further act or instrument by Mortgagor or any third party. Mortgagor immediately shall notify Mortgagee of any such acquisition. Upon request of Mortgagee and without cost or expense to Mortgagee, Mortgagor will execute, acknowledge and deliver all such further instruments and assurances as Mortgagee shall reasonably require to ratify, confirm, or perfect Mortgagee's lien on any right, title, interest or estate in or to the Mortgaged Property acquired at any time hereafter.

               (d) Non-Merger. No merger shall occur by reason of any acquisition by Mortgagor of any additional right, title, interest or estate in or to the Mortgaged Property or any component thereof. Without limitation of the foregoing, unless Mortgagee shall otherwise expressly consent in writing, which consent may be withheld by Mortgagee in its sole and absolute discretion, the leasehold estate under the Ground Lease and any other interest or estate in the Mortgaged Property shall not merge but shall always remain separate and distinct, notwithstanding any common ownership of the leasehold estate and any other interest or estate.

               (e) No Modification. Mortgagor shall not cause, join in, or suffer to occur any actual or purported modification, amendment, surrender, or termination of the Ground Lease, and Mortgagor shall have no right or power to modify, amend, terminate, or surrender the Ground Lease, in each case without the prior written consent of Mortgagee, which consent may be withheld by Mortgagee in its sole and absolute discretion. Any attempted or purported modification, amendment, surrender or termination of the Ground Lease without Mortgagee's prior written consent shall be null and void and of no force or effect.

               (f) Performance of Ground Lease. Mortgagor shall fully perform as and when due each and all of its obligations under the Ground Lease in accordance with the terms of the Ground Lease, and shall not cause or suffer to occur any breach or default in any of such obligations. Mortgagor shall keep and maintain the Ground Lease in full force and effect. If Mortgagor shall receive forbearance from Ground Lessor or otherwise shall be excused from full and timely performance of any of its obligations under the Ground Lease, the same shall not postpone, excuse, diminish, or otherwise affect the obligations of Mortgagor under this Section 53. Mortgagor shall exercise any option to renew or extend the Ground Lease and give written confirmation thereof to Lender within thirty (30) days after such option becomes exercisable.

               Notwithstanding that certain of Mortgagor's obligations under this Mortgage may be similar or identical to certain of Mortgagor's obligations under the Ground Lease, all of Mortgagor's obligations under this Mortgage are and shall be separate from and in addition to its obligations under the Ground Lease.

               If Mortgagor shall have or receive notice or information that compliance with any of Mortgagor's obligations under either this Mortgage or the Ground Lease may constitute or give rise to a breach or default under the other of them, then Mortgagor immediately shall notify Mortgagee in writing of the same. If Mortgagee shall have or receive any such notice or information, then

Mortgagee may (but shall not be obligated to) give written instructions to Mortgagor, in which case Mortgagor shall comply with such instructions.

               (g) Notice of Default. If Mortgagor shall have or receive any notice or information that any Ground Lease Default has occurred, then Mortgagor immediately shall notify Mortgagee in writing of the same and immediately shall deliver to Mortgagee a true and complete copy of each such notice. Further, Mortgagor immediately shall provide such documents and information as Mortgagee shall request concerning the Ground Lease Default.

               (h) Mortgagee's Right to Cure. If any Ground Lease Default shall occur, or if Mortgagee reasonably believes that a Ground Lease Default has occurred, or if Ground Lessor asserts that a Ground Lease Default has occurred (whether or not Mortgagor questions or denies such assertion), then Mortgagee may (but shall not be obligated to) take any action that Mortgagee deems necessary or desirable, including, without limitation, (i) performance or attempted performance of any of Mortgagor's obligations under the Ground Lease,
(ii) curing or attempting to cure any actual or purported  Ground Lease Default,
(iii) mitigating or attempting to mitigate any damages or consequences of the same, and (iv) entry upon the Mortgaged Property for any or all of such purposes. Upon Mortgagee's request, Mortgagor shall submit satisfactory evidence of payment or performance of any of its obligations under the Ground Lease. Mortgagee may pay and expend such sums of money as Mortgagee in its sole discretion deems necessary or desirable for any such purpose, and Mortgagor shall pay to Mortgagee immediately upon demand all such sums so paid or expended by Mortgagee, together with interest thereon from the date of expenditure at the Default Rate (as defined in the Note).

               (i) Intentionally Omitted.

               (j) Acquisition of New Interests. If the Ground Lease shall be rejected, canceled, or terminated, and if Mortgagee or its nominee thereafter or in connection therewith shall acquire any right, title, interest or estate in or to the Mortgaged Property (which may include without limitation any new lease of the Mortgaged Property) then Mortgagor shall have no right, title, interest or estate in or to such new lease, or the leasehold estate created by such new lease, or any other interest of Mortgagee or its nominee in the Mortgaged Property.

               (k) Legal Action. Mortgagor shall not commence any action or proceeding against Ground Lessor or affecting or potentially affecting the Ground Lease or Mortgagor's or Mortgagee's interest therein without the prior written consent of Mortgagee, which Mortgagee may withhold in its sole and absolute discretion. Mortgagor shall notify Mortgagee immediately if any action or proceeding shall be commenced between Ground Lessor and Mortgagor, or affecting or potentially affecting the Ground Lease or Mortgagor's or Mortgagee's interest therein (including, without limitation, any case commenced by or against Ground Lessor under the Bankruptcy Code). Mortgagee shall have the option, exercisable upon notice from Mortgagee to Mortgagor, to conduct and control any such action or proceeding with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in such action or proceeding, and Mortgagor shall cooperate with Mortgagee, comply with the instructions of Mortgagee (which may include withdrawal or exclusion of Mortgagor from such action or proceeding), and execute any and all powers, authorizations, consents or other documents reasonably required by Mortgagee in connection therewith.

               (l) Estoppel Certificate. Mortgagor shall obtain and deliver to Mortgagee within twenty (20) days after written request by Mortgagee, an estoppel certificate from Ground Lessor setting forth (i) the identities of the original lessor and lessee under the Ground Lease and each of their respective successors, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the rent payable under the Ground Lease, (iv) the dates to which all rent and other charges have been paid, (v) whether there are any alleged Ground Lease Defaults and, if so, setting forth the nature thereof in reasonable detail, and (vi) such other matters as Mortgagee may reasonably request.

               (m) No Assignment. Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Ground Lease, and Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage.

               (n) Bankruptcy.

                           (i) If Ground  Lessor  shall  reject the Ground Lease
                  under or pursuant to Section 365 of Title 11 of the Bankruptcy Code, Mortgagor shall not elect to treat the Ground Lease as terminated but shall elect to remain in possession of the Mortgaged Property and the leasehold estate under the Ground Lease. The lien of this Mortgage does and shall encumber and attach to all of Mortgagor's rights and remedies at any time arising under or pursuant to Section 365 of the Bankruptcy Code, including without limitation, all of Mortgagor's rights to remain in possession of the Mortgaged Property and the leasehold estate.

                           (ii) Mortgagor acknowledges and agrees that in any case commenced by or against Mortgagor under the Bankruptcy Code, Mortgagee by reason of the liens and rights granted under this Mortgage and the Loan Documents shall have a substantial and material interest in the treatment and preservation of Mortgagor's rights and obligations under the Ground Lease, and that Mortgagor shall, in any such bankruptcy case, provide to Mortgagee immediate and continuous adequate protection of such interests. Mortgagor and Mortgagee agree that such adequate protection shall include but shall not necessarily be limited to the following:

                                    A. Mortgagee  shall be deemed a party to the
                  Ground Lease (but shall not have any obligations thereunder) for purposes of Section 365 of the Bankruptcy Code, and shall have standing to appear and act as a party in interest in relation to any matter arising out of or related to the Ground Lease or the Mortgaged Property.

                                    B. Mortgagor shall serve Mortgagee with copies of all notices, pleadings and other documents relating to or affecting the Ground Lease or the

                  Mortgaged Property. Any notice, pleading or document served by Mortgagor on any other party in the bankruptcy case shall be contemporaneously served by Mortgagor on Mortgagee, and any notice, pleading or document served upon or received by Mortgagor from any other party in the bankruptcy case shall be served by Mortgagor on Mortgagee immediately upon receipt by Mortgagor.

                                    C.  Upon  written   request  of   Mortgagee,
                  Mortgagor shall assume the Ground Lease, and shall take such steps as are necessary to preserve Mortgagor's right to assume the Ground Lease, including without limitation obtaining extensions of time to assume or reject the Ground Lease under Subsection 365(d) of the Bankruptcy Code to the extent it is applicable.

                                    D. If  Mortgagor  or Ground  Lessor seeks to
                  reject the Ground Lease or have the Ground Lease deemed rejected, then prior to the hearing on such rejection Mortgagee shall be given no less than twenty (20) days' notice and opportunity to elect in lieu of rejection to have the Ground Lease assumed and assigned to a nominee of Mortgagee. If Mortgagee shall so elect to assume and assign the Ground Lease, then Mortgagor shall continue any request to reject the Ground Lease until after the motion to assume and assign has been heard. If Mortgagee shall not elect to assume and assign the Ground Lease, then Mortgagee may obtain in connection with the rejection of the Ground Lease a determination that Ground Lessor, at Mortgagee's option, shall (1) agree to terminate the Ground Lease and enter into a new lease with Mortgagee on the same terms and conditions as the Ground Lease, for the remaining term of the Ground Lease, or (2) treat the Ground Lease as breached and provide Mortgagee with the rights to cure defaults under the Ground Lease and to assume the rights and benefits of the Ground Lease.

               Mortgagor shall join with and support any request by Mortgagee to grant and approve the foregoing as necessary for adequate protection of Mortgagee's interests. Notwithstanding the foregoing, Mortgagee may seek additional terms and conditions, including such economic and monetary protections as it deems appropriate to adequately protect its interests, and any request for such additional terms or conditions shall not delay or limit Mortgagee's right to receive the specific elements of adequate protection set forth herein.

               Mortgagor hereby appoints Mortgagee as its attorney in fact to act on behalf of Mortgagor in connection with all matters relating to or arising out of the assumption or rejection of the Ground Lease, in which the other party to the lease is a debtor in a case under the Bankruptcy Code. This grant of power of attorney is present, unconditional, irrevocable, durable and coupled with an interest.

         Where reference is made to any code section or other law, the same shall include any successor statute or provisions of law to the same or substantially the same effect.

               (o) Predecessors, Successors. Where reference herein is made to the rights or obligations of Mortgagor or Ground Lessor under the Ground Lease, the same shall include the rights and obligations of their successors and assigns.

         54. Non-liability of Trustees. The Declaration of Trust of Mortgagor, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that the name of Mortgagor refers to the trustees under such Declaration of Trust collectively as trustees, but not individually or personally, and that no trustee, officer, shareholder, employee or agent of Mortgagor shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, Mortgagor. Except as otherwise expressly provided in the Loan Agreement, all persons dealing with Mortgagor in any way shall look only to the assets of Mortgagor for the payment of any sum or the performance of any obligation hereunder.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, and intending to be legally bound, Mortgagor has executed this instrument as of the day and year first above written.



         WITNESS:                       MORTGAGOR:

                                        1600 MARKET STREET PROPERTY TRUST,
                                        a Maryland real estate investment trust



                                        By: /s/ John A. Mannix
                                            Name:  John A. Mannix
                                            Title:  President



CERTIFICATION OF MORTGAGEE'S ADDRESS:

The undersigned certifies that a current business address of Mortgagee as of the date of this Mortgage is:

                  c/o Merrill Lynch & Co.
                  100 Church Street
                  18th Floor
                  New York, New York 10080



MERRILL LYNCH MORTGAGE LENDING, INC.



By:  /s/ Andrea Balkam
    Name:  Andrea Balkam
    Title:    Vice President

STATE OF NEW YORK                   )
SS
COUNTY OF  NEW YORK                 )

On this, the 14th day of December, 2000, before me, a notary public the undersigned officer, personally appeared John A. Mannix who acknowledged himself/herself to be the President of 1600 Market Street Property Trust, a Maryland real estate investment trust, and that he/she as such officer being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of such real estate investment trust by himself/herself in such capacity.

In Witness Whereof, I hereunto set my hand and official seal.

                                         /s/ Mary Caliendo
                                        Notary Public

                                        My Commission Expires:   June 5, 2001

                                    EXHIBIT B

                                    Mortgages

1. Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by 1600 Market Street Property Trust, a Maryland real estate investment trust ("1600 Market Street"), in favor of Merrill Lynch Mortgage Lending, Inc.

2. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by Bridgepoint Property Trust, a Maryland real estate investment trust ("Bridgepoint"), in favor of Merrill Lynch Mortgage Lending, Inc.

3. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by Lakewood Property Trust, a Maryland real estate investment trust ("Lakewood"), in favor of Merrill Lynch Mortgage Lending, Inc.

4. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by Herald Square LLC, a Delaware limited liability company ("Herald Square"), in favor of Merrill Lynch Mortgage Lending, Inc.

5. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by Indiana Avenue LLC, a Delaware limited liability company ("Indiana Avenue"), in favor of Merrill Lynch Mortgage Lending, Inc.

6. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, made by Cedars LA LLC, a Delaware limited liability company ("Cedars LA"), in favor of Merrill Lynch Mortgage Lending, Inc.



* 1600 Market Street, Bridgepoint, Lakewood, Herald Square, Indiana Avenue and Cedars LA shall be collectively referred to herein as the "Borrowers".

                                Omitted Exhibits


         The following exhibit to the Open-End Leasehold Mortgage, Assignemnt of Leases and Rents, Security Agreement and Fixture Filing has been omitted:



          Exhibit Letter                        Exhibit Title

          A                                     Premises


         The Registrant agrees to furnish supplementally a copy of the foregoing omitted exhibit to the Securities and Exchange Commission upon request.